EXHIBIT 15


                                WAIVER AGREEMENT

     AGREEMENT, dated as of April 7, 2003, by and among Fisher Scientific International Inc., a Delaware corporation (the "Company") and the undersigned parties to the Investors' Agreement (as defined below) as Shareholders (the "Shareholders").

                              W I T N E S S E T H

     WHEREAS, the parties entered into that certain Investors' Agreement, dated as of January 21, 1998, by and among the Company, the THL Entities, the DLJ Entities, Chase Equity, the Merrill Lynch Entities and the Management Shareholders, as subsequently amended (the "Investors' Agreement");

     WHEREAS, the THL Entities propose to make a pro rata distribution to their partners (the "Proposed Distribution") of 5,615,716 of the shares of Common Stock of the Company held by the THL Entities (the "Subject Shares") so that such partners will be free to sell the Subject Shares, subject to compliance with Rule 144 under the Securities Act of 1933 (the "Securities Act");

     WHEREAS, the THL Entities have verbally informed the other Shareholders of their intent and have offered the other Shareholders, and certain other Shareholders intend to exercise, the opportunity to similarly distribute or sell, in compliance with Rule 144 under the Securities Act, a proportionate number of shares of Common Stock of the Company held by such other Shareholders calculated in accordance with the Investors' Agreement; and

     WHEREAS, in order to facilitate the Proposed Distribution of the Subject Shares, the THL Entities have requested that the Shareholders waive application of the provisions of the Investors' Agreement to the Proposed Distribution;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used herein without definition shall have the meanings set forth in the Investors' Agreement.

     2. Waiver. The Company and the Shareholders, as parties to the Investors' Agreement, for purposes of the Proposed Distribution and any related sale or distribution by the DLJ Entities, Chase Equity, the Merrill Lynch Entities and the Management Shareholders of the number of shares of Common Stock of the Company set forth opposite their names on Schedule 1 hereto (the "Other Shares"), hereby waive application of the provisions of the Investors' Agreement as follows:

          a. The Shareholders hereby acknowledge verbal notice of the Proposed Distribution and the sufficiency thereof, and waive any and all rights to receive further notice, written or otherwise, of such distribution pursuant to Section 4.1 of the Investors' Agreement or otherwise.

          b. The Company and the Shareholders hereby acknowledge and agree that third parties (including any THL Designated Transferees or Permitted Transferees) receiving the Subject Shares and the Other Shares shall not be required to agree to be bound by the terms of the Investors' Agreement and shall not be so bound.

          c. The Company and the Shareholders hereby waive application of any other provisions of the Investors' Agreement that would impose further requirements or otherwise bar (i) the Proposed Distribution by the THL Entities or (ii) the sales or distributions of the Other Shares by the Shareholders (other than the THL Entities) and by their Permitted Transferees.

     3. Miscellaneous.

     (a) This agreement is limited as specified and shall not constitute a modification or waiver of any other provisions of the Investors' Agreement and shall relate solely to the Proposed Distribution and any sales or distributions of the Other Shares by the Shareholders (other than the THL Entities) and by their Permitted Transferees.

     (b) This agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts shall be an original, but all of which shall constitute one and the same instrument.

     (c) This agreement shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the State of Delaware.

     (d) This agreement shall become effective against any party upon the execution of this agreement by such party.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


COMPANY:

FISHER SCIENTIFIC INTERNATIONAL INC.


By:
   ---------------------------------
   Name:
   Title:

HOLDERS:

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


THL Entities:


THOMAS H. LEE EQUITY FUND III, L.P.
 By:  THL Equity Advisors III Limited Partnership, as general partner
  By:  THL Equity Trust III, as general partner


By:
   ---------------------------------
   Name:
   Title:


THOMAS H. LEE FOREIGN FUND III, L.P.
By:  THL Equity Advisors III Limited Partnership, as general partner
  By:  THL Equity Trust III, as general partner


By:
   ---------------------------------
   Name:
   Title:


THL FSI EQUITY INVESTORS, L.P.
By:  THL Equity Advisors III Limited Partnership, as general partner
  By:  THL Equity Trust III, as general partner


By:
   ---------------------------------
   Name:
   Title:


THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP
(f/k/a THL-CCI Limited Partnership)
 By:  THL Investment Management Corp., as general partner



By:
   ---------------------------------
   Name:  Thomas H. Lee
   Title: Chairman and Chief Executive Officer

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


DLJ Entities:


DLJMB FUNDING II, INC.


By:
   ---------------------------------
   Name:
   Title:


UK INVESTMENT PLAN 1997 PARTNERS
 By:  Donaldson, Lufkin & Jenrette, Inc., as general partner


By:
   ---------------------------------
   Name:  Daniel Dross
   Title: Attorney-in-Fact


DLJ MERCHANT BANKING PARTNERS II, L.P.
 By:  DLJ Merchant Banking II, Inc., as managing general partner


By:
   ---------------------------------
   Name:
   Title:


DLJ MERCHANT BANKING PARTNERS II-A, L.P.
By:  DLJ Merchant Banking II, Inc., as managing general partner


By:
   ---------------------------------
   Name:
   Title:

DLJ MILLENIUM PARTNERS, L.P.
By:  DLJ Merchant Banking II, Inc., as managing general partner


By:
   ---------------------------------
   Name:
   Title:


DLJ MILLENIUM PARTNERS-A, L.P.
By:  DLJ Merchant Banking II, Inc., as managing general partner


By:
   ---------------------------------
   Name:
   Title:


DLJ OFFSHORE PARTNERS II, CV
By:  DLJ Merchant Banking II, Inc., as advisory general partner


By:
   ---------------------------------
   Name:
   Title:


DLJ DIVERSIFIED PARTNERS, L.P.
By: DLJ Diversified Partners, Inc., as managing general partner


By:
   ---------------------------------
   Name:
   Title:


DLJ DIVERSIFIED PARTNERS-A, L.P.
By: DLJ Diversified Partners, Inc., as managing general partner


By:
   ---------------------------------
   Name:
   Title:

DLJ EAB PARTNERS, L.P.
By: DLJ LBO Plans Management Corporation, as managing general partner


By:
   ---------------------------------
   Name:
   Title:


DLJ ESC II, L.P.
By: DLJ LBO Plans Management Corporation, as general partner


By:
   ---------------------------------
   Name:
   Title:


DLJ FIRST ESC, L.P.
By: DLJ LBO Plans Management Corporation, as general partner


By:
   ---------------------------------
   Name:
   Title:

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


J.P. MORGAN PARTNERS (BHCA), L.P. (f/k/a Chase Equity Associates, L.P.)

By: JPMP Master Fund Manager, L.P., its General Partner

By: JPMP Capital Corp., its General Partner


By:
   ---------------------------------
   Name:
   Title:

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


Merrill Lynch Entities:


ML IBK POSITIONS, INC.


By:
   ---------------------------------
   Name:
   Title:


KECALP INC.


By:
   ---------------------------------
   Name:
   Title:


MERRILL LYNCH KECALP L.P. 1997
By: KECALP Inc., as general partner


By:
   ---------------------------------
   Name:
   Title:

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: David V. Harkins

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: The 1995 Harkins Gift Trust

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: Thomas R. Shepherd Money
                                                     Purchase Pension Plan

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: Scott A. Schoen

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: C. Hunter Boll

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: Scott M. Sperling

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: Sperling Family Limited
                                                     Partnership

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: Anthony J. DiNovi

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: Thomas M. Hagerty

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: Warren C. Smith, Jr.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: Seth W. Lawry

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: Joseph J. Incandela

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: Kent R. Weldon

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: Terrence M. Mullen

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: Todd M. Abbrecht

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: Andrew D. Flaster

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: First Trust Corporation as
                                                     Trustees for Kristina
                                                     Weinberg-Watts

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: Charles W. Robins

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: James Westra

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            By:
                                               --------------------------------
                                               Name: Charles A. Brizius